Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)
Registration Statement (Form S-8 No. 333-275637) pertaining to the Tempest Therapeutics, Inc. Amended and Restated 2019 Equity Incentive Plan, Tempest Therapeutics, Inc. Amended and Restated 2023 Equity Incentive Plan, Tempest Therapeutics, Inc. 2023 Inducement Plan, and Inducement Stock Options,
(2)
Registration Statement (Form S-8 No. 333-265718) pertaining to the Tempest Therapeutics, Inc. Amended and Restated 2019 Equity Incentive Plan and Tempest Therapeutics, Inc. 2019 Employee Stock Purchase Plan, as amended by Post-Effective Amendment No. 1 filed on November 17, 2023,
(3)
Registration Statement (Form S-3 No. 333-264989) of Tempest Therapeutics, Inc.,
(4)
Registration Statement (Form S-8 No. 333-264943) pertaining to the Millendo Therapeutics, Inc. 2019 Equity Incentive Plan and Millendo Therapeutics, Inc. 2019 Employee Stock Purchase Plan, as amended by Post-Effective Amendment No. 1 filed on November 17, 2023,
(5)
Registration Statement (Form S-3 No. 333-257990) of Tempest Therapeutics, Inc.,
(6)
Registration Statement (Form S-8 No. 333-257727) pertaining to the Tempest Therapeutics, Inc. 2017 Equity Incentive Plan and Inception 2, Inc. 2011 Equity Incentive Plan,
(7)
Registration Statement (Form S-8 No. 333-255261) pertaining to the Millendo Therapeutics, Inc. 2019 Equity Incentive Plan and Millendo Therapeutics, Inc. 2019 Employee Stock Purchase Plan, as amended by Post-Effective Amendment No. 1 filed on November 17, 2023,
(8)
Registration Statement (Form S-8 No. 333-235515) pertaining to the Millendo Therapeutics, Inc. 2019 Equity Incentive Plan, Millendo Therapeutics, Inc. 2019 Employee Stock Purchase Plan, and New Hire Inducement Stock Options Grants of Millendo Therapeutics, Inc., as amended by Post-Effective Amendment No. 1 filed on November 17, 2023, and
(9)
Registration Statement (Form S-8 No. 333-249993) pertaining to the Millendo Therapeutics, Inc. 2019 Equity Incentive Plan, Millendo Therapeutics, Inc. 2019 Employee Stock Purchase Plan, and New Hire Inducement Stock Options Grant of Millendo Therapeutics, Inc., as amended by Post-Effective Amendment No. 1 filed on November 17, 2023;

of our report dated March 19, 2024, with respect to the consolidated financial statements of Tempest Therapeutics, Inc. included in this Annual Report (Form 10-K) of Tempest Therapeutics, Inc. for the year ended December 31, 2023.

/s/ Ernst & Young LLP

Chicago, Illinois

March 19, 2024